                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ADVO, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  ADVO, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          [LOGO OF ADVO APPEARS HERE]

December 18, 1997

Dear Stockholder:

  You are cordially invited to the Annual Meeting of Stockholders of ADVO, Inc., to be held on Thursday, January 22, 1998, at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut, commencing at 10:30 A.M. (EST). Your Board of Directors and management look forward to greeting personally those of you who are able to attend.

  At the Meeting, you will be asked to elect the members of the Board of Directors; to approve an amendment to the Company's 1986 Employee Restricted Stock Plan, as amended; to approve an amendment to the Company's 1988 Non-qualified Stock Option Plan and the 1993 Stock Option Subplan, as amended; to ratify the appointment of independent auditors for the fiscal year ending September 26, 1998; and to transact such other business as may properly be brought before the Meeting.

  In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for you to ask questions of general interest. Important information is contained in the accompanying proxy statement, which you are urged to read carefully.

  It is important that your shares are represented and voted at the Meeting, regardless of the number you own and whether or not you plan to attend. Accordingly, you are requested to mark, sign, date and return the enclosed proxy in the envelope provided at your earliest convenience.

  Your interest and participation in the affairs of the Company are greatly appreciated.

                                         Sincerely,

                                         /s/ Robert Kamerschen

                                         Robert Kamerschen
                                         Chairman and Chief Executive Officer

                          [LOGO OF ADVO APPEARS HERE]


                                  ADVO, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of ADVO, Inc. (the "Company") will be held at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut, on Thursday, January 22, 1998, at 10:30 A.M. (EST), to consider and take action on the following items:

    1. The election of eight Directors, as described in the attached proxy statement, to serve until the Annual Meeting of Stockholders in 1999;

    2. The approval of an amendment to the 1986 Employee Restricted Stock Plan, as amended;

    3. The approval of an amendment to the 1988 Non-qualified Stock Option Plan and the 1993 Stock Option Subplan, as amended;

    4. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 26, 1998; and

    5. The transaction of such other business as may properly come before said meeting or any adjournment thereof.

  Only holders of Common Stock of record at the close of business on November 28, 1997 are entitled to vote at the Meeting or any adjournment thereof. A list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for ten days prior to the Meeting at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut.

                                          By Order of the Board of Directors

                                          /s/ David M. Stigler

                                          David M. Stigler, Secretary

Windsor, Connecticut
December 18, 1997

  YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                  ADVO, INC.
                                ONE UNIVAC LANE
                                 P.O. BOX 755
                        WINDSOR, CONNECTICUT 06095-0755

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of ADVO, Inc. (the "Company" or "ADVO"), a Delaware corporation, to be held at the Sheraton Hotel at Bradley International Airport, Windsor Locks, Connecticut, on Thursday, January 22, 1998 at 10:30 A.M. (EST).

  The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company.

  The cost of soliciting proxies on the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company will reimburse such banks, brokers, custodians, nominees and fiduciaries for their expenses in so doing. Directors, officers, and regular employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies personally, by telephone and by telegram from stockholders. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies at an estimated cost of $10,000 including expenses, which will be paid by the Company. These proxy materials are first being mailed to stockholders on or about December 18, 1997.

  A stockholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted, by notifying the Secretary of the Company in writing of such revocation, by filing a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Properly executed proxies, not revoked, will be voted in accordance with the instructions contained thereon. Unless a contrary specification is made thereon, it is the intention of the attorneys named in the enclosed form of proxy to vote FOR the election of the nominees named herein as Directors and FOR Proposals 2, 3 and 4.

                         OUTSTANDING VOTING SECURITIES

  Only holders of ADVO Common Stock, par value $.01 per share ("Common Stock"), of record at the close of business on November 28, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 22,487,846 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of the Record Date, those persons known to the Company who beneficially owned 5% or more of the outstanding Common Stock were as follows:

     NAME AND ADDRESS                               NUMBER OF SHARES  PERCENT
   OF BENEFICIAL OWNER                             BENEFICIALLY OWNED OF CLASS
   -------------------                             ------------------ --------
FMR Corporation(1)
 82 Devonshire Street
 Boston, Massachusetts 02109......................     3,047,000        13.5%
T. Rowe Price Associates, Inc.(1)
 100 East Pratt Street
 Baltimore, Maryland 21202........................     2,854,300        12.7
Capital Group Companies(1)
 333 South Hope Street
 Los Angeles, California 90071....................     1,305,000         5.8
Robert Kamerschen(2)
 ADVO, Inc.
 One Univac Lane
 Windsor, Connecticut 06095.......................     1,116,396         5.0

--------
(1) The information relating to the ownership of the Common Stock by this entity or individual is based on a statement on Schedule 13D or Schedule 13G filed by such entity or individual with the Securities and Exchange Commission (the "SEC").

(2) Includes shares awarded under the 1986 Employee Restricted Stock Plan, as amended, and 64,864 shares Mr. Kamerschen has the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.

                           GOVERNANCE OF THE COMPANY

  In accordance with the Company's Bylaws, as amended, and the applicable laws of Delaware, responsibility for the management of the Company is vested in the Board of Directors. During the fiscal year ended September 27, 1997, the Board of Directors met nine times. Each Director attended 100% of the aggregate number of meetings of the Board of Directors and the total number of the committees on which he served, except John Vogelstein, Bruce Crawford and James Eskridge who attended 78% of the meetings, Jack Fritz and Lawrence Lachman who attended 92% of the meetings, and David Dyer who attended 75%. Mr. Eskridge will retire from the Board of Directors as of January 22, 1998. It is with regret that the Company announced the passing of Mr. Lachman in October 1997.

  The Board has delegated responsibilities with respect to certain audit matters to the Audit Committee. The members of the Audit Committee for the fiscal year ended September 27, 1997 were Messrs. Fritz (Chairman), Newman and Lachman. The Audit Committee is responsible for reviewing the adequacy of financial controls and the adequacy and accuracy of financial reporting. The Audit Committee met two times during the fiscal year ended September 27, 1997, and no member of the Audit Committee missed a meeting. At the last Audit Committee meeting of fiscal 1997, Messrs. Crawford and Eskridge were elected as members to the Committee.

  The Board has delegated responsibilities with respect to certain compensation matters to the Compensation Committee. The members of the Compensation Committee were Messrs. Newman (Chairman), Fritz, Lachman and Rockwell. The Compensation Committee has the responsibility to help formulate short and long-term compensation plans and help develop the Company's compensation philosophy. The committee also reviews specific proposals regarding executive compensation and other aspects of the terms of employment of the Company's senior management. The Compensation Committee met once during the fiscal year ended September 27, 1997, and no member of the Compensation Committee missed a meeting. At the last Compensation Committee meeting of fiscal 1997, Mr. Dyer was elected as a member to the Committee.

  The Company has no executive committee, nominating committee or other committees, except for the above. Total attendance was 91% for all board and committee meetings.

  Directors, other than those who are full-time employees of the Company or a subsidiary, each are currently eligible to receive an annual fee of $20,000, a fee of $1,000 for each Board meeting attended and $500 for each committee meeting attended. Directors serving as chairmen of any committees of the Board of Directors receive an additional $2,000 per year for each chairmanship held. Directors who are full-time employees of the Company receive no remuneration for serving on the Board of Directors or its committees. Messrs. Vogelstein and Newman have declined to receive compensation as Directors due to their status as beneficial owners of the Company's Common Stock. (See "Security Ownership of Management.") All Directors' expenses for attending Board of Directors' meetings are reimbursed by the Company.

  Under the 1990 Non-Employee Directors' Restricted Stock Plan (the "Non-Employee Directors' Plan") a grant was made to Mr. Eskridge of 6,000 restricted shares in fiscal 1997. Upon the granting of these restricted shares, restrictions lapsed immediately on 2,000 of the shares and the remaining 4,000 shares will be returned to the Company because of Mr. Eskridge's retiring from the Board. In addition, grants were made in fiscal 1997 to each of Mr. Fritz, Mr. Lachman, Mr. Rockwell, Mr. Eskridge,
Mr. Crawford and Mr. Dyer of options to purchase 2,500 shares at an exercise price of $16.625 per share. The options will become exercisable in equal annual installments over the next four years, if the recipients remain on the Board.

                           1. ELECTION OF DIRECTORS

  The Bylaws of the Company, as amended, provide for a Board of Directors consisting of not less than three nor more than 15 members, the exact number to be fixed from time to time by the Board of Directors. The Board of Directors has determined that the Company will have eight Directors at this time. Each person elected as a Director of the Company will hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified.

  All of the nominees set forth below were elected by the stockholders to their present terms at the 1997 Annual Meeting, except Mr. Dyer, who became a Director of the Company on May 21, 1997. Each nominee has consented to being named herein and has agreed to serve if elected. In case any such nominee shall have become, at the time of the meeting, unable or unwilling to serve (an event which the Board of Directors of the Company has no reason to expect), the attorneys named in the enclosed form of proxy intend to vote for another person designated by the Board of Directors.

  The affirmative vote of a plurality of the voting power represented at the meeting is required for a nominee to be elected as a Director of the Company. "Plurality" means that the nominees who receive the largest number of votes cast "FOR" are elected as directors up to the maximum number of Directors to be chosen at the meeting. Votes withheld and broker non-votes are not counted towards the plurality vote calculation.

NOMINEES FOR ELECTION

  ROBERT KAMERSCHEN, age 61. Mr. Kamerschen has been the Chairman of the Board since January 1989. From November 1988 to February 1989, he was President of the Company, and he has been Chief Executive Officer and a Director since November 1988. Mr. Kamerschen is also a Director of Micrografx, Inc., Domain, Inc., and Cognizant Corporation.

  GARY M. MULLOY, age 52. Mr. Mulloy became President and Chief Operating Officer on November 4, 1996 and was elected to the Board of Directors on December 3, 1996. From 1990 to October 1996 he was President and Chief Executive Officer of Pilkington Barnes-Hind, Inc., a division of Pilkington Vision Care.

  BRUCE CRAWFORD, age 68. Mr. Crawford has been a Director of the Company since December 1996. Mr. Crawford is Chairman of Omnicom Group, Inc., the second largest marketing communications company in the world. Mr. Crawford served as CEO of Omnicom Group from 1989 to 1996. Mr. Crawford is also President and Chief Executive Officer of the New York Metropolitan Opera Association.

  DAVID F. DYER, age 48. Mr. Dyer has been a Director of the Company since May 1997. Mr. Dyer was the Chief Operating Officer of the Home Shopping Network, Inc. from 1994 to 1995. Previous to that from 1989 to 1994, Mr. Dyer held senior management positions with Lands' End, Inc.

  JACK W. FRITZ, age 70. Mr. Fritz has been a Director of the Company since March 1984. Until January 1987, Mr. Fritz was President, Chief Executive Officer and a Director of John Blair & Company, and had held those positions for more than five years. Mr. Fritz serves as a Director of the Warburg, Pincus Funds board, and is also a Director of Fritz Broadcasting, Inc. and Fritz Communications.

  JOHN R. ROCKWELL, age 69. Mr. Rockwell has been a Director of the Company since May 1990. Until April 1, 1990, he was Senior Vice President, Group Executive and a Director of Booz, Allen & Hamilton, Inc., a management consulting firm, a position he held for more than five years. Mr. Rockwell is also a Director of Forum Corporation, Tom's of Maine, Inc. and Zygo Corporation.

  HOWARD H. NEWMAN, age 50. Mr. Newman has been a Director of the Company since August 1986. He has been associated with E.M. Warburg, a specialized financial services company, since January 1984 and has been a Managing Director since January 1987. Mr. Newman is also a Director of Newfield Exploration Company, Renaissance Re Holdings Ltd., Comcast UK Cable Partners Limited and Cox Insurance Holdings, plc.

  JOHN L. VOGELSTEIN, age 63. Mr. Vogelstein has been a Director of the Company since November 1988. Mr. Vogelstein was previously a Director of the Company from August 1986 to December 1987. He has been Vice Chairman of the Board of Directors of E.M. Warburg for more than the past five years and was appointed President of E.M. Warburg on January 1, 1994. Mr. Vogelstein is also a Director of Aegis Group, plc., Mattel, Inc., Journal Register Company, Knoll, Inc., LCI International, Golden Books Family Entertainment, Inc. and Vanstar Corporation.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information with respect to the Common Stock beneficially owned by the Directors, nominees, the persons named in the Summary Compensation Table on pages 6 and 7 of this Proxy Statement and by all Directors and executive officers as a group, as of the Record Date. Except as otherwise indicated, each person listed has sole voting and investment power with respect to shares beneficially owned.

                                                      NUMBER OF SHARES PERCENT
NAME OF INDIVIDUAL                                    OF COMMON STOCK  OF CLASS
------------------                                    ---------------- --------
Robert Kamerschen....................................    1,116,396(1)    5.0%
Gary M. Mulloy.......................................       75,000(2)     .3
Myron L. Lubin.......................................       38,150(3)     .2
Rick Kurz............................................       44,112(4)     .2
Bruce Crawford.......................................          --         --
David F. Dyer........................................        2,000         *
James A. Eskridge....................................        6,000(5)      *
Jack W. Fritz........................................       41,953(6)     .2
John R. Rockwell.....................................       20,875(7)     .1
Howard H. Newman.....................................      730,999(8)    3.2
John L. Vogelstein...................................      730,999(8)    3.2
All Directors and executive officers as a group (14
 persons)............................................    2,148,625(9)    9.5

--------
*   Less than .1%.
(1) Includes 222,716 shares awarded under the 1986 Employee Restricted Stock Plan, as amended (the "Restricted Stock Plan"), and 64,864 shares Mr. Kamerschen has the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.
(2) Includes 30,000 shares of restricted stock awarded by the Company, 10,000 shares awarded under the Restricted Stock Plan and 25,000 shares Mr. Mulloy has the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.
(3) Includes 3,437 shares awarded under the Restricted Stock Plan and 26,448 shares Mr. Lubin has the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.
(4) Includes 2,203 shares awarded under the Restricted Stock Plan, as amended, and 39,039 shares Mr. Kurz has the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.
(5) Includes 6,000 shares awarded under the Non-Employee Directors' Plan.
(6) Includes 13,000 shares awarded under the Non-Employee Directors' Plan, 1,625 shares Mr. Fritz has the right to acquire within 60 days of the Record Date pursuant to option grants awarded by the Company and 18,347 shares owned by Mr. Fritz's wife, as to which shares Mr. Fritz disclaims beneficial ownership.
(7) Includes 10,500 shares awarded under the Non-Employee Directors' Plan and 1,625 shares Mr. Rockwell has the right to acquire within 60 days of the Record Date pursuant to option grants awarded by the Company.
(8) All of the shares indicated as owned by Messrs. Newman and Vogelstein are owned directly by Warburg, Pincus & Co., a New York general partnership ("WP"). Lionel I. Pincus is the managing Partner of WP and may be deemed to control it. Messrs. Newman and Vogelstein are directors of the Company and general partners of WP. As such, Messrs. Newman and Vogelstein may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934) in a portion of the shares beneficially owned by WP. Messrs. Newman and Vogelstein disclaim "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.
(9) Includes 329,506 shares awarded under the Restricted Stock Plan and the Non-Employee Directors' Plan, and 187,647 shares all executive officers as a group have the right to acquire within 60 days of the Record Date pursuant to the exercise of options granted under the Company's stock option plans.

SECTION 16 REPORTS

  Under the securities laws of the United States, the Company's Directors, its executive (and certain other) officers and any persons holding ten percent or more of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established. In fiscal 1997, all required reports of beneficial ownership of the Company's Common Stock were timely filed.

                            EXECUTIVE COMPENSATION

  The following table shows compensation paid by the Company and its subsidiaries for services in all capacities during fiscal 1997, 1996 and 1995 to each of the following named executive officers of the Company, including the Chief Executive Officer.

                          SUMMARY COMPENSATION TABLE

                                   ANNUAL              LONG-TERM
                                COMPENSATION      COMPENSATION AWARDS
                              ----------------- ------------------------
                                                RESTRICTED  SECURITIES
   NAME AND PRINCIPAL                             STOCK     UNDERLYING      ALL OTHER
        POSITION         YEAR  SALARY  BONUS(1) AWARDS(2)  OPTIONS(#)(3) COMPENSATION(4)
------------------------ ---- -------- -------- ---------- ------------- ---------------
Robert Kamerschen,...... 1997 $507,200 $440,625       --      496,299       $ 34,096
 Chairman and Chief      1996  503,731   93,274       --      662,705         40,067
 Executive Officer       1995  481,303  196,076       --       48,000         50,147

Gary M. Mulloy,......... 1997  352,123  212,404  $367,200     100,000        100,000
 President and           1996      --       --        --          --             --
 Chief Operating Officer 1995      --       --        --          --             --

Myron L. Lubin,......... 1997  240,077  123,909       --       24,037         14,892
 Senior Vice President-- 1996  232,931   25,568       --       61,246         15,903
 Chief Sales Officer     1995  219,357   49,458       --       15,400         16,504

Rick Kurz,.............. 1997  221,015  114,230       --       19,615         14,354
 Senior Vice President-- 1996  211,246   23,192       --       61,700         14,291
 Chief Strategic Growth  1995  199,883   32,330       --       14,700          9,774
  Officer

Lowell W. Robinson,..... 1997  184,139   89,485       --       36,083        385,089
 Former Executive Vice   1996  250,269   27,408       --       93,552         11,668
  President and          1995  237,442   57,096       --       45,000          4,827
 Chief Financial Officer

--------
(1) Amounts for each fiscal year represent bonus compensation earned for that year payable in the subsequent year.

(2) The number of restricted shares of Common Stock held at fiscal year end and the value of such holdings, based on the number of restricted shares times the closing market price at September 27, 1997 are 30,000 shares and $532,500 for Mr. Mulloy. Restricted shares vest equally over a three-year period from the date of grant (one-third on each anniversary date). Holders of restricted shares are eligible to receive dividends to the same extent as holders of Common Stock, when dividends are declared and payable.
(3) Includes reload option grants received from surrendering previously owned shares of ADVO Common Stock to pay the exercise price on option exercises and shares withheld to satisfy income tax withholding requirements.
(4) Amounts represent contributions made on behalf of the named executives to the Company's 401(k) plan and non-qualified savings plan. In addition, for fiscal 1997, these amounts include $368,300 of wage continuation and bonus for Mr. Robinson, accrued under his severance agreement and $100,000 for Mr. Mulloy represents a cash payment upon signing of his employment agreement.

OPTIONS

  Set forth below is certain information concerning stock options granted during fiscal 1997 by the Company to the named executive officers.

  The hypothetical present value on the date of grant of stock options granted in fiscal 1997 shown below are presented pursuant to the SEC proxy rules and are calculated under the modified Black-Scholes model for pricing options. The actual before-tax amount, if any, realized upon the exercise of stock options will depend upon the excess, if any, of the market price of the Common Stock over the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the hypothetical present values of the stock options reflected in this table will be realized.

                       OPTION GRANTS IN LAST FISCAL YEAR

                           NUMBER OF   % OF TOTAL
                          SECURITIES    OPTIONS                          GRANT
                          UNDERLYING   GRANTED TO  EXERCISE               DATE
                            OPTIONS   EMPLOYEES IN   PRICE   EXPIRATION PRESENT
                          GRANTED (#) FISCAL YEAR  ($/SHARE)    DATE    VALUE(3)
                          ----------- ------------ --------- ---------- --------
GRANTS(1)
Robert Kamerschen........    57,000         5%      $14.125  01/16/2007 $375,630
Gary M. Mulloy...........   100,000         8        12.250  12/03/2006  583,000
Myron L. Lubin...........    14,000         1        14.125  01/16/2007   92,260
Rick Kurz................    13,000         1        14.125  01/16/2007   85,670
Lowell W. Robinson.......    17,000         1        14.125  01/16/2007  112,030
RELOAD GRANTS(2)
Robert Kamerschen........   381,951        31        12.875  11/14/1998  916,682
                             16,547         1        12.875  01/24/2001   39,713
                             15,922         1        12.875  02/04/2004   38,213
                             10,935         *        12.875  01/25/2000   26,244
                              9,108         *        12.875  01/24/2005   21,859
                              4,836         *        18.250  03/12/2006   16,878

                           NUMBER OF   % OF TOTAL
                          SECURITIES    OPTIONS                          GRANT
                          UNDERLYING   GRANTED TO  EXERCISE               DATE
                            OPTIONS   EMPLOYEES IN   PRICE   EXPIRATION PRESENT
                          GRANTED (#) FISCAL YEAR  ($/SHARE)    DATE    VALUE(3)
                          ----------- ------------ --------- ---------- --------
Myron L. Lubin...........    4,962          *       $18.250  02/04/2004 $17,317
                             2,518          *        18.250  01/24/2005   8,788
                             2,102          *        18.250  01/25/2000   7,336
                               455          *        18.250  01/24/2001   1,588
Rick Kurz................    2,638          *        12.875  02/04/2004   6,331
                             2,311          *        18.250  01/24/2005   8,065
                             1,523          *        18.250  02/04/2004   5,315
                               143          *        18.250  05/06/2003     499
Lowell W. Robinson.......    5,887          *        12.875  07/24/2005  14,129
                             4,491          *        12.875  05/04/2004  10,778
                             1,407          *        12.875  01/24/2005   3,337
                             4,420          *        12.625  05/04/2004  10,520
                             1,404          *        12.625  01/24/2005   3,342
                             1,474          *        12.625  03/12/2006   3,508

--------
*less than 1%
(1) Stock options granted in fiscal 1997 will become exercisable in 25% increments at one-year intervals from the date of grant. All options are subject to the reload feature of the 1988 Non-qualified Stock Option Plan and the 1993 Stock Option SubPlan. See Exhibit B attached hereto.
(2) Represent reload option grants received upon the exercise of previously outstanding exercisable options (the "original options"). The number of reload options awarded upon the exercise of original options is equal to the number of previously held shares an optionee tenders to pay the exercise price of the original options and the number of shares an optionee elects to have withheld from the exercise of the original options to pay statutory tax withholding requirements. The reload options retain the expiration date of the original options and have an exercise price equal to the fair market value of the Common Stock on the date of exercise of the original options. Reload options must be held for one year from the date of grant before they become exercisable or upon termination from the Company.
(3) The present values on grant date are calculated under the modified Black-Scholes model, which is a mathematical formula used to value options traded on stock exchanges, modified for pricing employee stock options. This formula considers a number of factors in order to estimate the option's present value, including the stock's historical volatility (32%), the exercise period of the option and the risk free rate of return (4.75%- 5.88% depending on the option's grant and expiration dates).

  Set forth below is certain information concerning the named executive officers and the number of shares acquired, amounts realized on stock option exercises during fiscal 1997 and the number and value of specified options at September 27, 1997. The value of exercised and unexercised in-the-money stock options at September 27, 1997 shown below is presented pursuant to SEC rules. The actual before-tax amount, if any, realized upon exercise of stock options will depend upon the excess, if any, of the market price of the Common Stock over the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the values of unexercised in-the-money stock options reflected in this table will actually be realized.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                   NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                            SHARES                OPTIONS AT YEAR-END (#)       AT YEAR-END (1)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
          NAME           EXERCISE (#)  REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ ---------- ----------- ------------- ----------- -------------
Robert Kamerschen.......   549,017    $2,152,329      --        609,987     $    --     $3,236,879
Gary M. Mulloy..........       --            --       --        100,000          --        550,000
Myron L. Lubin..........    14,548       133,642    5,398        65,337       33,212       375,769
Rick Kurz...............     9,485        75,293   21,315        50,515      122,561       313,401
Lowell W. Robinson......    23,701        93,860   14,351        83,458      140,331       559,823

--------
(1) Value is calculated by determining the difference between the fair market value at September 27, 1997 of the securities underlying the options ($17.750) and the exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE

  The role of the Compensation Committee of the Board of Directors is to represent the Board of Directors in its dealings with management in overseeing the process and substance of ADVO's Executive Compensation Policy and Philosophy, aligning the interests of shareholders and the needs of management. The Compensation Committee's policy regarding Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), is that any compensation above the threshold specified in that Section be based on performance objectives in order to retain the Company's Federal tax deduction as permitted under the Code. The Compensation Committee is composed entirely of non-employee Directors.

Compensation Philosophy:

  ADVO's compensation programs are designed to:

  . Provide a fair, competitive and dynamic compensation program.
  . Attract, retain, and develop a highly skilled and motivated workforce.
  . Tie compensation directly to the accomplishment of superior Company performance, creation of long term shareholder value and attainment of specific strategic initiatives by emphasizing variable rather than fixed compensation.
  . Align stockholders' and management's interests.

  To accomplish this philosophy, ADVO's executive compensation program is composed of base salary, short term incentives and long term incentives, which taken together provide a competitive compensation package that is highly leveraged toward the attainment of superior Company performance.

Base Salary:

  ADVO's philosophy is to pay competitive base salaries as compared with a broad spectrum of organizations. To assess its competitive position, ADVO participates in and reviews salary surveys with participant companies from multiple industry segments. These companies represent a cross section of organizations in all industries and are of similar size and scope. These companies may or may not be included in the peer group analysis under "Company Financial Performance," since many of the Company's competitors for executive talent are outside the Company's business competitor peer group of companies or are privately held companies. The surveys are professionally administered by third parties and represent the different functional areas of ADVO's organization, e.g., marketing, finance and information systems. In general, ADVO's salary position is within the third quartile of the marketplace (better than the bottom 50% and less remunerative than the top 25%). Based on these surveys, ADVO annually reviews its salary structure and adjusts it as necessary to reflect the market. Individual base pay is determined by considering:

  . The individual's background, experience and current salary in relation to the market (as represented by the salary range assigned to the individual's position).
  . Accomplishments as determined by the individual's performance appraisal. . The financial spending guidelines of the Company.

Short Term Incentive:

  ADVO's philosophy is to provide significant financial incentives for key managers to attain and exceed the Company's financial objectives. The Corporate Management Incentive Plan for its eligible associates and the Division/Regional Plan for certain associate populations remain as approved by shareholders in 1995, while new regional and middle management plans were created in fiscal 1996. These plans provide a strong link between the associate's accountabilities, scope of impact and business performance through the use of operationally tailored measurement criteria focusing on margin improvement and/or operating income goals. These plans provide a competitively benchmarked target award based on the level of the individual's job. The target awards range from 10% to 75% of salary. To realize the target award, certain Company financial performance objectives must be attained. These objectives include corporate, regional and business unit measures, and are measured in terms of achievement versus the annually established plan. The corporate measure is based on consolidated operating income. Regional and business unit objectives incorporate profitability objectives that are margin based in the form of operating income or contribution margin. The mix and weighting of these objectives is dependent on the organizational role of the individual. All individuals have at least a portion of their incentive based on the corporate measure as described above. The specific plan targets are not disclosed herein because they are considered confidential and disclosure of such could competitively injure ADVO's business. The performance attainment and resulting payout for each objective is evaluated and calculated independently. Performance below plan, results in ratably lower payouts and performance above plan, results in ratably higher payouts. The combined payout percentage based upon these results are limited only by the combined business performance. A minimum threshold of plan attainment is in place, below which no payout is made. The Compensation Committee has the discretion to modify the actual awards. The bonuses of the CEO and any associate subject to Section 162(m) of the Code are based solely on corporate consolidated operating income financial results as defined above, and are subject to a capped individual payout.

  The Company's financial performance for the fiscal 1997 year exceeded its operating income target. This resulted in adjusted corporate awards which were, on average, higher than target awards. Regional performance varied, with results both above and below target levels set under the plan. After adjusting for corporate and regional financial results, individual award payouts ranged from 35.3% to 176.1% (to participants in a specific business unit who greatly exceeded plan) of target awards. Approved awards for those disclosed in the Summary Compensation Table were 117.5% of target awards.

Long Term Incentive:

  The 1988 Non-qualified Stock Option Plan, as amended, and the 1993 Stock Option Subplan are the primary vehicles for long term incentives. These plans:

  . Link compensation opportunities to Company achievements.

  . Balance annual results with ADVO's long term performance.

  . Strengthen the partnership between ADVO's executives and stockholders.

  Participation in this plan is limited to key management and executives in the Company. Long term compensation targets vary by the level of the individual's position and were established based on market analysis provided from third party external consultants. Periodically these targets will be reviewed. These targets are expressed as a percentage of base pay. The resulting target values are translated into shares based on the market value of the shares. Stock options granted in fiscal 1997 were granted at market price with 10 year terms.

  The Company's executives were also given the opportunity to receive "reload options." To receive such options, the plan requires executives to exercise their options by tendering mature shares of stock to "pay" for the underlying cost of the options and withholding shares to meet mandatory federal tax obligations. In return, they receive reload options in the same number as the number of shares utilized in the exercise. Any profit that resulted from the exercise was returned to the executive in the form of stock, which is to be retained for two years.

  Service based options are also used for employment, promotion and retention situations and are determined in the same manner as described above.

  In addition, the Company has a restricted stock plan. While the governing plan allows for broader usage, historically, this plan has been used for employment, promotion and retention situations. ADVO granted restricted stock for the purposes of employment and promotion to a limited number of key positions during fiscal 1997. When these situations arise, the number of shares granted is based upon the level of the job.

  To foster greater alignment with shareholders, ADVO expects that executives who receive stock options should also make a personal financial commitment to acquire and hold significant amounts of ADVO stock. Effective with the beginning of the 1997 calendar year, these associates were asked to acquire a portion or multiple of their salary in ADVO stock over a four year period. These guidelines range from 150% of base salary for the CEO to 12.5% of base salary for entry level stock option recipients. This plan covers approximately 90 associates.

CEO Compensation and Company Performance:

  As discussed on page 14, the Company and Mr. Kamerschen entered into an employment agreement on May 29, 1996, outlining some specific conditions of employment concerning compensation arrangements, not all of which are under the governance of the Compensation Committee. Under this agreement Mr. Kamerschen's salary is reviewed annually, and may be increased, but not decreased by the Committee. As such, the Committee reviews Mr. Kamerschen's salary at the beginning of the calendar year using the same base salary guidelines utilized for other executives as described in the "Base Salary" section on pages 9 and 10, and adjusts his salary in light of Company performance for the preceding fiscal year. Due to the timing of his increase during fiscal 1997, the review relates to fiscal 1996 performance. ADVO experienced a confluence of external and internal events during fiscal 1996. Externally, the business was challenged by a soft retail economy, an increase in both postal rates and paper prices, and intense competition. Additionally, several internal initiatives were set in motion to enhance ADVO's long term potential, which were disruptive in the short term to ADVO associates and the normal flow of business. These include reengineering to leverage operations, the strategic exploration for enhancing shareholder value which resulted in the $10 per share special dividend and the implementation of a new margin focused sales compensation plan for the sales force. ADVO successfully emerged from these disruptions and finished the year with a strong fourth quarter. These factors were taken under consideration qualitatively and at the discretion of the Committee. Upon Mr. Kamerschen's own recommendation, this past year the Committee declined to grant an increase for Mr. Kamerschen, including a cost-of-living adjustment in a contractual benefit.

  As provided in the Agreement, Mr. Kamerschen's short term incentive is determined under the Corporate Management Incentive Plan. Under this plan, the CEO's bonus is determined based solely on financial results and is awarded at the discretion of the Board of Directors. Consistent with the plan as described previously, as measured by Company performance in fiscal 1997, Mr. Kamerschen was granted an incentive award of $440,625, representing 117.5% of his target award.

  Mr. Kamerschen was awarded 57,000 options in the annual grant using the approach described above.

Benefits:

  ADVO offers benefits to its key executives, serving a different purpose than do the above described elements of compensation. In general, these provide a level of security against financial misfortune which may result from illness, disability or death. The benefits are principally those that are offered to the ADVO employee population, with some variations, and generally promote tax efficiency and replacement of benefit opportunities afforded other employees, but which are lost to executives due to regulatory limits.

COMPENSATION COMMITTEE:
Howard H. Newman (Chair)
Jack W. Fritz
David F. Dyer
John R. Rockwell

COMPANY FINANCIAL PERFORMANCE

  The following graph compares the performance of the Company's Common Stock with the S&P 500 Index and a Selected Peer Group Index constructed by the Company. The comparison of total return for each of the years assumes $100 was invested on October 1, 1992 in each of the Company, the S&P 500 Index and the Selected Peer Group Index with investment return weighted on the basis of market capitalization. The Peer Group is comprised of Acxiom Corp., Catalina Marketing, R.R. Donnelley & Sons Co., Dunn & Bradstreet, Information Resources, Inc., Knight-Ridder, Inc., Readers Digest, Scholastic Corp., Times Mirror Co., Tribune Co., Valassis Communications and the Washington Post. The Peer Group represents a mix of newspaper, publishing, database and marketing services companies that ADVO competes with in several of its major markets.


               Comparison of Five Year Cumulative Total Return*
          Among ADVO, Inc., S&P 500 Index and a Selected Peer Group**

                           [LINE GRAPH APPEARS HERE]

                     1992      1993       1994      1995      1996     1997
                   -------    ------     ------   -------   -------  -------
ADVO, Inc........  $100.00    $81.25     $87.50   $122.86   $124.56  $191.42
S&P 500..........   100.00    113.00     117.17    152.02    182.93   256.68
Peer Group.......   100.00    103.67     105.05    120.62    132.40   162.60

Assumes $100 invested October 1, 1992 in ADVO, Inc. Common Stock, S&P 500 Index & the Peer Group Index.

*  Total Return assumes reinvestment of dividends.
** ADVO's fiscal year ends on the last Saturday in September.

EMPLOYMENT AGREEMENTS
  On May 29, 1996, the Company renewed its employment agreement with Mr. Kamerschen pursuant to which he is employed as Chief Executive Officer of the Company. The employment agreement has a term of five years, continuing through November 14, 2001. Under the employment agreement, Mr. Kamerschen receives an annual salary of $500,000 per year, subject to annual increases as determined by the Board of Directors. The employment agreement provides that annual bonuses may be awarded under the Company's bonus plan. The employment agreement also provides that if the Company terminates Mr. Kamerschen's employment for any reason other than for cause (as defined), the Company shall continue to pay a salary to Mr. Kamerschen at the same rate, plus a bonus of 75% of such salary, and allow him to continue to participate in other benefit programs for the duration of the employment period. For the duration of the severance period, Mr. Kamerschen's granted, but unvested stock rights, shall continue to vest on their regularly scheduled dates. If at the time of termination there are more than two years left in the employment period, for the period in excess of two years, the severance compensation will not include any bonus. In addition, Mr. Kamerschen receives a housing allowance (currently $3,287 per month) as long as he remains employed by the Company.

  On November 4, 1996, the Company entered into an employment agreement with Mr. Mulloy, pursuant to which he is employed as President and Chief Operating Officer of the Company for a term of three years, at a salary of $400,000 per year, subject to increases as determined by the Board of Directors plus bonuses pursuant to the Company's bonus plan. Per the employment agreement, Mr. Mulloy received 30,000 restricted shares of Common Stock. Under the terms of the agreement, the restrictions on such shares will lapse one-third each year on December 3, 1997, 1998 and 1999. Mr. Mulloy also received options under the 1988 Non-qualified Stock Option Plan, as amended, to purchase 100,000 shares of the Company's Common Stock at a price of $12.25 per share, such options becoming exercisable in installments of one-fourth each year on December 3, 1997, 1998, 1999 and 2000. In addition, Mr. Mulloy received a cash payment of $100,000 upon signing of the agreement. This agreement provides for automatic renewal every two years, on the anniversary date of the agreement, unless the Company gives Mr. Mulloy six months' notice prior to the renewal date that it does not intend to renew the agreement. The employment agreement also provides that if the Company terminates Mr. Mulloy's employment for any reason other than for cause (as defined), the Company shall continue to pay a salary to Mr. Mulloy at the same rate, plus a bonus of 50% of such salary, and allow him to continue to participate in other benefit programs for one year after the date of termination.

EXECUTIVE SEVERANCE AGREEMENTS

  The Board of Directors has authorized the Company to enter into individual Executive Severance Agreements (the "Agreements") with Messrs. Kamerschen, Mulloy, Lubin, and Kurz (the "Executives"). The structure of the Agreements is substantially similar, but the terms of the individual Agreements differ in some important respects as noted below.

  The Agreements' provisions become effective upon the occurrence of a Change of Control (as described below) and continue for the duration of the Severance Period. With regard to Messrs. Kamerschen and Mulloy, the Severance Period is two years following a Change of Control. With regard to Messrs. Lubin and Kurz, the Severance Period is one and one-half years following a Change of Control. In all cases, the Severance Period ends with the death of the Executive. If, during the Severance Period, an Executive's employment is terminated by the Company for any reason other than death, disability or cause (as described below), or if the Executive terminates his employment for good reason

(as described below) the Company must pay to the Executive a lump sum severance payment. With regard to Messrs. Kamerschen and Mulloy, the severance payment due upon such a termination of employment is equal to two times the sum of (i) the Executive's annual base pay at the highest rate in effect at any time within the 90-day period preceding the date a notice of termination of employment is given or, if higher, at the highest rate of base pay in effect within the 90-day period immediately preceding the Change of Control and (ii) the greatest amount of incentive (bonus) pay received by the Executive for any calendar year or portion thereof from and including the third year prior to the first occurrence of a Change of Control. With regard to Messrs. Lubin and Kurz, the severance payment is equal to one and one-half times the foregoing sum. Additionally, upon termination, Messrs. Kamerschen and Mulloy will be entitled to receive medical and life insurance benefits for the period of two years from the date of the termination or cash in lieu thereof. Messrs. Lubin and Kurz will be entitled to receive medical and life insurance benefits for the period of one and one-half years from the date of termination or cash in lieu thereof.

  Under the Agreements, "cause" means an Executive's intentional act of fraud, embezzlement, theft, damage to Company property or disclosure of confidential information that causes material harm to the Company. "Good reason" means (i) an adverse change in the Executive's responsibilities; (ii) a reduction in the Executive's base salary, bonus pay, or benefits; (iii) a failure of any successor to the Company to assume the obligations under the Agreement; (iv) any material breach of the Agreement by the Company; or (v) any action of the Company requiring the Executive to perform his or her services at a location which is more than thirty five miles from the location where the Executive was employed immediately preceding the date of the Change in Control.

  A "Change of Control" means the occurrence of any of the following events:
(i) the acquisition by any individual, entity or group other than Warburg (a "Person"), of beneficial ownership of voting securities of the Company where such acquisition causes such Person to own 30% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities") other than certain acquisitions; or (ii) individuals who constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board. Any individual becoming a Director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individuals were a member of the Incumbent Board, (excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) and any nominee of Warburg proposed by Warburg to be elected to the Board shall be considered a member of the Incumbent Board; or (iii) the approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such

Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  Each Executive is solely responsible for all federal, state, local or foreign taxes due with respect to any payment received under the Agreement, including, without limitation, any excise tax imposed by Section 4999 of the Code. However, all payments under the Agreement would be reduced to the extent necessary so that no portion of the payments would be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the net after-tax benefit received by the Executive exceeds the net benefit received by the Executive if no such reduction was made.

  If the Company fails to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes or threatens to take action to declare the Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from the Executive, the benefits provided or intended to be provided to the Executive by the Company, the Executive is authorized by the Agreement to retain counsel of the Executive's choice, at the expense of the Company, to advise and represent the Executive in connection with any such interpretation, enforcement, or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any member of the Board of Directors, officer, stockholder, or other person or entity affiliated with the Company, in any jurisdiction.

  Benefits under the Agreements are in addition to severance amounts payable under an Executive's employment agreement.

  Under a revised termination agreement dated July 21, 1997 between Lowell W. Robinson, former Executive Vice President and Chief Financial Officer, and the Company, Mr. Robinson was entitled to wage continuation for a period of one year commencing on May 31, 1997. Mr. Robinson will receive $368,300 in wage continuation and incentive compensation in connection with the above referenced agreement. This agreement supersedes the severance agreement dated April 28, 1994 between the Company and Mr. Robinson.

                          RELATED PARTY TRANSACTIONS

  At November 22, 1997, the Company had $10,863,000 invested in money market mutual funds managed by Warburg, Pincus Counsellors, Inc. ("Counsellors"). Income earned on such investments during fiscal 1997 amounted to approximately $458,000. Counsellors is controlled by WP, the general partner of Warburg. The Company bases all investment decisions upon the available rates of return, and the investments described above were made because of the competitive rates available from Counsellors.

  On September 29, 1997, the Company increased its stock buyback program authorization to 3.2 million shares. In connection with the increased authorization, the Company purchased 1,936,098 shares of its common stock from Warburg for approximately $34,800,000.

                       2. APPROVAL OF AMENDMENTS TO THE
                1986 EMPLOYEE RESTRICTED STOCK PLAN, AS AMENDED

  On October 9, 1997, the Board of Directors approved an amendment to the Company's Restricted Stock Plan to increase the number of shares available for grant pursuant to such Plan from 2,467,500 to 2,567,500 shares.

  The following description of the Restricted Stock Plan as proposed to be amended is a summary and is qualified in its entirety by reference to the text of such plan, a copy of which is attached hereto as Exhibit A. The Restricted Stock Plan is sometimes referred to in this Proposal 2 as the "Plan".

  Purpose: The purpose of the Plan is to advance the interests of the Company by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by officers and employees of the Company and its subsidiaries. Key officers and employees of the Company and its subsidiaries, upon whose judgement and keen interest the Company and its subsidiaries are largely dependent for the successful conduct of their operations, are eligible to receive shares pursuant to the Plan. Directors who are not employees are not eligible to receive shares under the Plan.

  Administration: The Plan is currently administered by the Board of Directors. The Board may, however, appoint a committee of at least two Non-employee Directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Act") to administer the Plan (the "Committee"). The Board of Directors or the Committee has the authority to determine the participants to whom shares are issued under the Plan and the number of shares issued to each participant, subject to the terms and conditions of the Plan.

  Shares Subject to Award: Currently, a maximum of 2,467,500 shares of Common Stock may be awarded under the Plan, except that such amount may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications or substitutions. (If this Proposal 2 is adopted by the stockholders, an additional 100,000 shares would be available for award under the Plan.) As of the Record Date, 2,440,417 shares have been awarded under the Plan. Approximately 30 persons are eligible to participate in the plan.

  Awards of Shares: Under the Plan, the Board of Directors or the Committee may in its sole discretion award to a participant the right to receive a number of shares specified by the Board of Directors or the Committee. The Plan provides that the participant has 30 business days (the "Payment Period") from the date of such award to pay to the Company an amount equal to the par value of a share multiplied by the number of shares issued to such participant by the Board of Directors or the Committee. Upon receipt of the payment, the Company is required to issue to the participant a certificate representing the shares. If a participant fails to make the required payment within the Payment Period, the award of the shares may lapse and the Board or the Committee may again issue the shares to participants pursuant to the Plan. No shares may be awarded after September 22, 2006.

  Restrictions, Voting, Dividend, and Vesting: The Board of Directors or the Committee may provide that the shares issued to the participant may not be sold, assigned, transferred or otherwise disposed of or encumbered until the expiration of time (the "Restricted Period") or the satisfaction of conditions specified by the Board or the Committee at the time the shares are issued. (Such shares are hereinafter referred to as "Restricted Shares".) Each holder of Restricted Shares is the beneficial and record owner of such Restricted Shares and has full voting rights with respect thereto. During the Restricted Period, all dividends and distributions paid on any Restricted Shares are held by the Company for the account of the holder. The Board of Directors may in its sole discretion permit reinvestment of cash dividends paid on any Restricted Shares. Such Shares shall be treated as subject to the same terms and restrictions as the Restricted Shares upon which the reinvested cash dividend was paid, including cash dividend reinvestment. Upon the expiration of the Restricted Period, all dividends and shares purchased through the reinvestment of cash dividends and distributions are paid to the holder, unless such shares are forfeited, as described below.

  Forfeiture of Restricted Shares: If a participant who has been issued Restricted Shares thereafter during the Restricted Period ceases to be eligible to receive shares under the Plan, or if any of the conditions imposed upon the issue of such shares by the Board of Directors or Committee are not satisfied during the time prescribed by the Board of Directors or Committee, the Restricted Shares held by such participant which are subject to such restrictions automatically revert to and become the property of the Company. However, in the event of a participant's death or the termination of his eligibility to receive shares under the Plan due to his disability (the existence of which disability shall be determined by the Board of Directors or Committee, in its sole discretion), all restrictions on the Restricted Shares held by such Participant shall immediately cease. In the sole discretion of the Board of Directors or Committee, the restrictions upon the shares may lapse, in whole or in part, and upon such conditions as the Board of Directors or Committee may impose and such Restricted Shares may be retained by the participant irrespective of his continued eligibility to receive shares under the Plan. In addition, restrictions on any outstanding Restricted Shares lapse in the event of "Change of Control" as defined under "Executive Severance Agreements" above. In the event that any Restricted Shares revert to and become the property of the Company, the stock certificate or certificates representing such Restricted Shares must be returned to the Company. Upon the reversion of shares, the Company is required to repay to the participant the full amount paid to the Company for such shares.

  Amendment: The Board of Directors or the Committee may at any time withdraw or, from time to time, amend the Plan as it relates to, and the terms and conditions of, any shares not theretofore issued. The Board of Directors or the Committee may withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Restricted Shares issued pursuant to the Plan with the consent of each holder of Restricted Shares adversely affected thereby.

  Withholding: When a participant is required to pay the Company an amount required to be withheld under the applicable income tax laws in connection with the lapse of restrictions on Restricted Shares under the Plan, the participant may satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock or by delivering shares already owned by the participant having a fair market value sufficient to satisfy the applicable withholding taxes.

  Federal Income Tax Consequences: A recipient of Restricted Shares will have ordinary income in an amount equal to the fair market value of the shares at the time of the lapse of restrictions on the shares plus the amount of any dividends or other distributions received with respect to such shares, less the amount paid for the Restricted Shares, unless the recipient makes an election to include such award in ordinary income at the time of award. In addition, unless such an election is made, a recipient subject to Section 16(b) of the 1934 Act who receives Restricted Shares will recognize ordinary income at the later of the time of the lapse of restrictions or six months after the date of the award. The Company is entitled to a Federal income tax deduction in the same amount and at the same time the participant recognizes ordinary income.

  Vote Required: The affirmative vote of the holders of a majority of the voting power of the shares of outstanding Common Stock represented at the Annual Meeting in person or by proxy is required for approval of the proposed amendment to the Plan. Abstaining votes and broker non-votes are counted as votes cast in tabulating the majority requirements and have the same effect as a vote cast against this Proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

              3. APPROVAL OF AMENDMENTS TO THE 1988 NON-QUALIFIED
          STOCK OPTION PLAN AND 1993 STOCK OPTION SUBPLAN, AS AMENDED

  On October 9, 1997, the Board of Directors approved an amendment to the Company's 1988 Non-qualified Stock Option Plan and the 1993 Stock Option Subplan, as amended (the "1988 Plan"), subject to stockholder approval, to increase the number of shares available for grant under the 1988 Plan from 4,800,000 to 5,200,000 shares and to extend the term of the plan for an additional ten years from January 31, 1998 to January 31, 2008. The following discussion is a summary of the 1988 Plan as proposed to be amended, a copy of which is attached hereto as Exhibit B.

  Administration: The 1988 Plan is administered by the Board of Directors. The Board may appoint a Stock Option Committee composed of not less than two members of the Board of Directors who are "Non-Employee Directors" as defined in Rule 16b-3 under the Act. The Board or Committee, as applicable, determines those individuals to whom options are granted under the 1988 Plan.

  Subplans: The Board of Directors or the Committee may establish such subplans under the Plan as it may deem desirable in order to qualify options thereunder as "performance-based compensation" as defined in the Code. The Board has established the 1993 Stock Option Subplan (the "1993 Subplan").

  Options: Options granted under the 1988 Plan are non-qualified stock options; that is, they are not qualified for special tax treatment under the Code.

  The 1988 Plan permits the granting of "reload" options with respect to options granted under the 1988 Plan (the "original options"). A "reload" option is an option granted on the date of exercise of an original option to purchase a number of shares which is equal to the number of shares surrendered to pay the exercise price of the original option, the number of shares surrendered or withheld to pay tax withholding due on exercise of the original options or such other number of shares not to exceed the total number of shares with respect to which the original option is exercised. The expiration date of a reload option would be the same as that of the original option unless otherwise determined by the Board or Committee. "Reload" options may be authorized with respect to options that are themselves granted as reload options.

  Vesting: The Board may in its discretion establish certain conditions under which options become exercisable or "vested'. These conditions may include time and service requirements, the achievement of performance objectives or other events or a combination thereof. In general, options vest over four years. Reload options vest over one year.

  Eligibility: One or more options may be granted under the 1988 Plan by the Committee to such officers or key employees of the Company, or of a parent or subsidiary of the Company, at such time and in such amounts as the Board or Committee determines. A member of the Board of Directors is eligible to participate in the 1988 Plan only if such Board member is also an employee of the Company. Approximately 90 persons are eligible to participate in the 1988 Plan.

  Shares Subject to Options: Currently, the 1988 Plan provides that an aggregate of 4,800,000 shares of Common Stock, subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the Company's capitalization, may be subject to options under the 1988 Plan. Such shares may be treasury shares or authorized but unissued shares. If any outstanding option expires or terminates prior to its exercise in full, or if any option exercise is settled in cash, the shares of Common Stock that are allocable to the unexercised portion of such option will become available for the grant of other options. In addition, if in connection with any option exercises, any shares of Common Stock are tendered to the Company in satisfaction of tax withholding obligations or in payment of the option price, an equal number of shares shall be available for option grants under the Plan. If Proposal 3 is adopted by the stockholders, the number of shares that may be subject to options under the 1988 Plan would be increased from an aggregate of 4,800,000 shares to an aggregate of 5,200,000 shares. As of the Record Date, options to purchase 4,290,427 shares had been issued under the 1988 Plan.

  Option Price: The price at which shares may be purchased pursuant to an option cannot be less than the greater of the par value of the shares of Common Stock or the fair market value of the Common Stock on the date the option is granted. Optionees may be granted, in exchange for the surrender and cancellation of outstanding options, new options having option prices lower than the option price of the options so surrendered and cancelled.

  Exercise of Options: Under the 1988 Plan, no option may be exercised after the expiration of ten years from the date it is granted. Currently, the 1988 Plan provides that no option may be granted under the 1988 Plan after January 31, 2008.

  Each optionee to whom an option is granted, who has not already done so, must agree in writing, as a condition to the granting of the option, not to enter into a business in direct competition with the Company for one year after the termination of employment with the Company. Each option shall be exercisable as determined by the Committee. In addition to vesting based upon future service, the Plan permits vesting to be conditioned upon the achievement of performance objectives or other events. Under certain conditions, such as the receipt of approval from the Committee, or in the event of certain mergers, consolidations, reorganizations, the approval by the stockholders of the Company of the liquidation or dissolution of the Company or the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the consolidated assets of the Company, the time at which an option is exercisable may be accelerated to allow the exercise of the option, in whole or in part, at a time earlier than that otherwise provided at the time of the original grant of the option. In addition, all or any part of any remaining unexercised options may be exercised in full, whether or not then exercisable, upon a "Change of Control" as defined under "Executive Severance Agreements".

  The option price for the number of shares with respect to which the option is exercised shall be paid in full to the Company upon exercise of an option. The optionee may pay all or part of the option price by delivering shares of the Company's Common Stock which shall be credited against the option price at the fair market value of such stock on the date of exercise. In addition, the optionee may use the shares received upon the exercise of an option to pay the option price and acquire additional shares. This technique allows optionees to exercise the option which they have been granted by using any appreciation present in the shares which they own. The Plan also permits payment to be made by a full recourse promissory note for a term of up to two years for the lesser of up to 90% of the option price or that portion of the option price which exceeds the par value of the shares at an interest rate equal to or greater than the applicable federal rate determined under Section 1274(d) of the Code.

  Withholding Tax: Under the 1988 Plan, optionees have the opportunity to satisfy withholding tax obligations, in whole or in part, either by having the Company withhold from the shares to be issued upon exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company already owned Common Stock to satisfy the withholding amount.

  Transfer: Unless the Board or Committee otherwise determines, options are not transferable by the optionee other than by will or under the laws of descent and distribution and are exercisable, during the optionee's lifetime, only by the optionee.

  Termination: Options shall terminate, unless exercised, upon the earlier of the date of expiration of the option or three months after the date of the severance of the employment relationship between the optionee and the Company, or a parent or subsidiary of the Company; provided, however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of notice of termination if the optionee is terminated for deliberate, willful or gross misconduct as determined by the Company.

  If, before the date of expiration of the option, the optionee retires from the employ of the Company, or a parent or subsidiary of the Company, for reasons of age or for reasons of disability, the option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement provided that in the event of retirement due to disability all options then held by the optionee shall become immediately exercisable. If the retired optionee shall die before the termination of the option, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the date of the expiration of the option or the end of the one-year period beginning on the date of the optionee's death, to exercise the option to the same extent as said retired optionee.

  In the event of the death of the holder of an option while in the employ of the Company, or a parent or subsidiary of the Company, and before the date of expiration of such option, such option shall become immediately exercisable. Such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option.

  Modification: The Board of Directors may amend, suspend or terminate the 1988 Plan at any time; subject to applicable law. However, stockholder approval will still be required to increase the number of shares which may be issued under the Plan pursuant to New York Stock Exchange guidelines.

  Registration of Option Shares: No shares shall be issued and delivered upon exercise of any option unless a registration statement under the Securities Act of 1933 with respect to the shares of Common Stock to be reserved for issuance upon the exercise of options to be granted under the 1988 Plan has become effective, and unless all other applicable laws and regulations have been complied with.

  Federal Income Tax Consequences: Upon the exercise of an option, an optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price. Any gain or loss recognized by the optionee on the subsequent disposition of the stock will be a capital gain or loss.

  The Company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income as described above. However, Section 162(m) of the Code provides that no deduction will be allowed for certain compensation paid to "covered employees", as defined in Section 162(m)(3), to the extent such compensation exceeds $1,000,000 in a taxable year. It is intended that this limitation will not apply with respect to options granted pursuant to the 1993 Subplan by reason of the options constituting "performance based compensation" as described in Section 162(m)(4)(c) of the Code. However, due to the enactment of Section 162(m) of the Code, and in the absence of the issuance of any guidance by the Treasury Department under
Section 162(m) of the Code to date, this cannot be assured. As part of satisfying the Code, individual grant limitations over a period of time must be specified to accommodate reloads under the Subplan. The Company set this limit at 750,000 options per year.

  To the extent that an employee recognizes a capital gain as described above, the Company will not be entitled to a deduction for Federal income tax purposes.

  Market Price: The last sales price on the Record Date of the Company's Common Stock on the New York Stock Exchange as reported in The Wall Street Journal was $21 3/4 per share.

  Vote Required: The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock represented at the Annual Meeting in person or by proxy is required for approval of the proposed amendment to the 1988 Plan. Abstaining votes and broker non-votes are counted as votes cast in tabulating the majority requirement and have the same effect as a vote cast against this Proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                    4. APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors recommends that proxies be voted in favor of the ratification of the appointment of Ernst & Young LLP, certified public accountants, as independent auditors for the fiscal year ending September 26, 1998.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                OTHER BUSINESS

  The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before such meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies on such matters in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 1999 must be received by the Company no later than August 19, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders in 1999. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Act.

                                          /s/ David M. Stigler

                                          David M. Stigler
                                          Secretary

December 18, 1997

                                                                      EXHIBIT A

  The portion of the Plan that is proposed to be amended pursuant to Proposal 2 is indicated by brackets and the text of the proposed amendment is underlined.

                                   ADVO, INC

                      1986 EMPLOYEE RESTRICTED STOCK PLAN
              AS AMENDED AND RESTATED EFFECTIVE JANUARY 22, 1998

1. PURPOSE

  The purpose of this Employee Restricted Stock Plan is to advance the interests of the Company and its Subsidiaries by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by officers and employees of the Company and its Subsidiaries upon whose judgment and keen interest the Company and its Subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such proprietary interest in the Company will stimulate the efforts of such officers and employees on behalf of the Company and its Subsidiaries and strengthen their desire to remain with the Company and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its Subsidiaries to attract desirable personnel.

2. DEFINITIONS

  When used in this Plan, unless the context otherwise requires:

    (a) "Anniversary Date" shall mean the anniversary of the date Restricted Shares are granted to a Participant.

    (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted at any time.

    (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3.

    (d) "Company" shall mean ADVO, Inc., a Delaware corporation.

    (e) "Participant" shall mean any one who is eligible to receive Shares and who has been issued Shares pursuant to the Plan, as specified in
  Section 4 hereof.

    (f) "Plan" shall mean this 1986 Employee Restricted Stock Plan of ADVO, Inc., as adopted by the Board of Directors at its meeting held on September 23, 1986, as such Plan from time to time may be amended.

    (g) "President" shall mean the person who at the time shall be the President of the Company.

    (h) "Restricted Period" shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Board of Directors or Committee pursuant to Section 8 hereof.

    (i) "Restricted Shares" shall mean the Shares issued pursuant to Section 7 hereof.

    (j) "Restrictions" shall mean the restrictions upon the sale, assignment, transfer, pledge or other disposal or encumbrance of a Share as set forth in Section 7 hereof.

    (k) "Share" shall mean a share of common stock of the Company, par value $.01 per share.

    (l) "Subsidiary" shall mean any corporation, in an unbroken chain of corporations, fifty percent (50%) or more of which common stock is owned by the Company, as such terms is defined herein.

3. ADMINISTRATION OF THE PLAN

  The Plan shall be administered by the Board of Directors or in the alternative, the Board of Directors may appoint a committee consisting of at least two (2) members of the Board of Directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3(d)(3) under the Securities Exchange Act of 1934. The Board of Directors or Committee, if any, shall have the authority to exercise all of the responsibilities and duties under this plan. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the full Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the full Board of Directors. A member of the Committee may resign from the Committee at any time by giving such written notice to the President or Secretary of the Company and, unless otherwise specified therein, such resignation shall take effect upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective. The Board of Directors or Committee, if any, shall establish such rules and procedures as are necessary or advisable to administer the Plan.

4. PARTICIPANTS

  Except as hereinafter provided, all employees of the Company or of any Subsidiary shall be eligible to receive Shares pursuant to the Plan. The Participants to whom Shares are issued under this Plan and the number of Shares issued to each Participant shall be determined by the Board of Directors or Committee, if any, in its sole discretion, subject, however to the terms and conditions of this Plan.

  Shares may be issued pursuant to the Plan to employees who are also directors of the Company, but not to directors who are not also employees.

  Nothing contained in this Plan shall be construed to prohibit the issue of Shares at different times to the same employee.

5. SHARES

  The Board of Directors or Committee, if any, may, but shall not be required to, issue, in accordance with this Plan, an aggregate of up to 2,567,500
                                                               ---------
[2,467,500] Shares, which may be either treasury Shares or authorized but unissued Shares. If any Restricted Shares shall revert to the Company pursuant to Section 8 hereof, the Board of Directors or Committee, if any, may again issue such Shares pursuant to the Plan.

6. ISSUE OF SHARES

  From time to time the Board of Directors or Committee, if any, may, in its sole discretion, issue to a Participant the right to receive the number of shares specified by the Board of Directors or Committee, in its sole discretion. The Participant shall have thirty (30) business days from the date of such issue to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares which have been issued to him by the Board of Directors or Committee. Subject to the provisions of Section 7 and Section 12, upon receipt of such payment the Company shall issue to such Participant a certificate representing such Shares. In the event such a Participant fails to make payment to the Company for such Shares within thirty (30) business days after the issue thereof, the issue of the Shares may lapse and the Board of Directors or Committee may again issue such Shares to Participants pursuant to the Plan.

7. RESTRICTED SHARES

  If the Board of Directors or Committee so provides at the time that Shares are issued to a Participant, such Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the period of time or the satisfaction of the conditions specified by the Board of Directors or Committee at the time the Shares are issued (such Shares being hereinafter referred to as "Restricted Shares"). The terms and conditions of the issue of such Restricted Shares and the Restrictions applicable to such Shares shall be set forth, in writing, in an agreement signed by the Participant and, on behalf of the Company, by the President or a Vice President of the Company (the "Restricted Shares Agreement"). If the Board of Directors or Committee does not provide for any Restrictions with respect to a Participant's Shares at the time the Shares are issued, such Shares shall not be subject to forfeiture to the Company and shall be freely transferable by the Participant.

8. FORFEITURE OF RESTRICTED SHARES

  If a Participant who has been issued Restricted Shares thereafter during the Restricted Period ceases to be eligible to receive Shares under the Plan or if any of the conditions imposed upon the issue of such Shares by the Board of Directors or Committee pursuant to Section 7 are not satisfied during the time prescribed by the Board of Directors or Committee, the Restricted Shares held by such Participant which are subject to such Restrictions shall automatically revert to and become the property of the Company. However, in the event of a Participant's death or the termination of his eligibility to receive Shares under the Plan is due to his disability (the existence of which disability shall be determined by the Board of Directors or Committee, in its sole discretion), all restrictions on the Restricted Shares held by such Participant shall immediately cease. In the sole discretion of the Board of Directors or Committee, the Restrictions upon the Shares shall cease in whole or in part and upon such conditions as the Board of Directors or Committee may impose and such Restricted Shares may be retained by the Participant irrespective of his continued eligibility to receive Shares under the Plan. In addition, except in the case of an Exempt Reorganization, in the event of:

    (a) a reorganization, merger or consolidation of the Company in which the Company is not the surviving or resulting corporation or pursuant to which the Common Stock would be converted into cash, securities or other property (other than a merger or other business combination involving the Company in which the holders of the Common Stock of the Company immediately prior to the merger have the same proportionate ownership of the Common Stock of the surviving corporation immediately after the merger),

    (b) the approval by the stockholders of the Company of any plan or proposal for the dissolution or liquidation of the Company, or

    (c) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the Company's consolidated assets, then the Restrictions upon the Shares shall cease in whole and such Restricted Shares may be retained by the Participant irrespective of his continued eligibility to receive Shares under the Plan or on a date fixed by the Board of Directors prior to the effective time of such reorganization, merger, consolidation, dissolution, liquidation, sale, lease, exchange or transfer. For purposes of the preceding sentence:

      (1) "Exempt Reorganization" means a Reorganization in which either
    (x) the election or appointment of the individuals who immediately after the effective time of the Reorganization constitute the directors of the Continuing Corporation was approved by a vote of at least two-thirds of the individuals constituting the directors of the Company immediately prior to such effective time (each such individual in office immediately prior to the effective time, a "Prior Director") or
    (y) a majority of the directors of the Continuing Corporation immediately after such effective time were Prior Directors.

      (2) "Reorganization" means:

        (A) a reorganization, merger or consolidation of the Company in which the Company is not the surviving or resulting corporation pursuant to which the Common Stock would be converted into securities or other property or

        (B) a reorganization of the Company into a holding company structure, including such a reorganization involving a business combination with another corporation or entity, or

        (C) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's consolidated assets or a dissolution or liquidation of the Company, in each case pursuant to which the holders of the Common Stock receive securities of another entity.

      (3) "Continuing Corporation" means the entity surviving a Reorganization.

      (4) "Prior Director" shall be deemed to include any individual proposed by Warburg, Pincus Capital Partners, L.P. ("Warburg") as a substitute for a Prior Director and elected a director of the Continuing Corporation.

  In addition, subject to the foregoing, the Restrictions upon the Shares shall cease in whole and such Restricted Shares may be retained by the Participant irrespective of his continued eligibility to receive Shares under the Plan, if (A) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than Warburg and its affiliates, shall become the beneficial owner (within the meaning of Rule 13d-3 under such Act) of 30% or more of the Company's Common Stock or (B) at any time Eligible Director shall cease for any reason to constitute a majority of the entire Board of Directors of the Company. An "Eligible Director" shall mean (i) any individual who was a director at September 27, 1990 (a "1990 Director"), (ii) any individual proposed by Warburg and elected as a director in place of a 1990 director, (iii) any director elected by, or nominated for election by the Company's stockholders by, the vote of at least two-thirds of the directors who at the time of such vote were Eligible Directors.

  In the event that any Restricted Shares shall revert to and become the property of the Company pursuant to this Section 8, any stock certificate or certificates representing such Restricted Shares shall be returned to the Company. Upon the reversion of such Shares, the Company shall repay to such Participant or (in the case of his death) the representative of such Participant's estate the full amount paid to the Company for such Shares.

9. RIGHT TO VOTE AND TO RECEIVE DIVIDENDS ON RESTRICTED SHARES

  Each holder of Restricted Shares shall be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. During the Restricted Period, all dividends and distributions paid upon any Restricted Share shall be paid to the Company for the account of the holder of such Restricted Share. The Board of Directors may in its sole discretion permit reinvestment of cash dividends paid on any Restricted Shares in Shares on behalf of the participant. Such Shares shall be treated as subject to the same term and restrictions as the Restricted Shares upon which the reinvested cash dividend was paid, including cash dividend reinvestment. Such dividends and Shares purchased through the reinvestment of cash dividends and distributions shall be retained by the Company if for any reason the Restricted Shares upon which such dividends and distributions were paid and Shares purchased through the reinvestment of cash dividends reverts to the Company. Upon the expiration of the Restricted Period, all dividends and distributions made on such Restricted Share and Shares purchased through the reinvestment of cash dividends and retained by the Company shall be paid to the holder.

10. ADJUSTMENT OF SHARES

  If, during the Restricted Period, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, the holder of a Restricted Share shall receive, subject to the provisions of Section 9, the same securities or other property as are received by the other holders of the Company's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution. If any such event should occur, the number of shares which remain to be issued, or which may be reissued, under the Plan shall be adjusted by the Committee in a similar manner.

11. NO RIGHT TO CONTINUED EMPLOYMENT

  Nothing contained herein or in the Restricted Shares Agreement shall be construed to confer on any employee any right to continue in the employ of the Company or any Subsidiary or confer on any officer of the Company or Subsidiary any right to remain as such, or derogate from any right of the Company and any Subsidiary to retire, request the resignation or discharge such individual at any time, with or without cause.

12. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS

  Each stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of each stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares. Before issuing a certificate with respect to any Shares, the Company may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws; (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares; and (iii) condition the issuance and delivery of Shares upon the listing, registration or qualification of such Shares upon a securities exchange or under applicable securities laws.

13. INCOME TAX WITHHOLDING

  If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect to the issue of Shares pursuant to the Plan, or when the Restrictions on such Shares cease, the Company or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Participant. In any event, the Participant shall make available to the Company or Subsidiary, promptly when requested by the Company or such Subsidiary, sufficient funds to meet the requirements of such withholding and the Company or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Subsidiary out of any funds or property due or to become due to the Participant.

  The Participant may satisfy the obligation to pay such withholding tax amounts, in whole or in part, in connection with the lapse of Restrictions on Shares, by electing to have the Company withhold Shares of Common Stock on which Restrictions have lapsed or by delivering Shares then owned by the Participant. The value of such Shares shall be the fair market value of the Shares on the date the amount of such withholding tax is to be determined.

  The fair market value of a share on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which the Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or if Shares are not primarily traded on a stock exchange, the average of the high and low sales prices at which one share is traded on the over the counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if none of the above is applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

14. ADMINISTRATION AND AMENDMENT OF THE PLAN

  Except as hereinafter provided, the Board of Directors or the Committee, if any, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Shares not theretofore issued, and the Board of Directors or Committee, with the consent of each adversely affected holder of any Restricted Shares, may at any time withdraw or from time to time amend the Plan as it relates to and the terms and conditions of, any Restricted Shares issued pursuant to the Plan.

  Determinations of the Board of Directors or Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan or any issue of Shares shall be final. The Board of Directors or Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and any Shares issued thereunder effective or provide for their administration, and may take such other action with regard to the Plan and any Shares issued thereunder, as it shall deem desirable to effectuate their purpose.

15. FINAL ISSUANCE DATE

  No Shares shall be issued under the Plan after September 22, 2006.

                                                                      EXHIBIT B

  The portions of the 1988 Plan as proposed to be amended pursuant to Proposal 3 is indicated by brackets and the text of the proposed amendment is underlined.

                                  ADVO, INC.

      1988 NON-QUALIFIED STOCK OPTION PLAN AND 1993 STOCK OPTION SUBPLAN
              AS AMENDED AND RESTATED EFFECTIVE JANUARY 22, 1998

1. PURPOSES

  The purposes of this Stock Option Plan (the "Plan") are (a) to secure for ADVO, Inc. (the "Company") and its stockholders the benefits arising from officers and other key employees of the Company, and any parent or subsidiary of the Company, who will be responsible for its future growth and continued success, having an ownership interest in the Company and (b) to enable the Company to attract, retain and motivate top caliber officers and key employees by providing them with competitive long term equity opportunities under the terms and conditions and in the manner contemplated by this Plan.

2. ADMINISTRATION

  The Plan shall be administered by the Board of Directors. In the alternative, the Board may appoint a Stock Option Committee (the "Committee"), consisting of not less than two members of the Board of Directors appointed by the Board of Directors, who may but are not required to be members of the Board of Directors. Any Committee so appointed shall have the sole authority to exercise all of the responsibilities and duties of the Board of Directors under this Plan, except for the appointment, removal or replacement of members of the Committee and except as otherwise provided herein. A member of the Committee may only serve on the Committee if he or she is, at the time of taking any discretionary action relating to an optionee who is then subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (as then applicable to the Plan). Each member of the Committee shall hold office until his or her successor is designated as a member of the Committee by the Board of Directors. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by a resolution adopted by a majority of the Board of Directors. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. In the event the Board of Directors appoints a Committee to administer the Plan pursuant to this Section 2, then, except to the extent specified in this paragraph and in Sections 7 and 16 hereof, for purposes of administering the Plan, the term "Committee" shall be substituted for the term "Board of Directors" wherever it appears hereinafter. Whether or not the Board of Directors has appointed a Committee to administer the Plan, the Board of Directors or the Committee may establish such subplans under the Plan as it may deem desirable in order to qualify options thereunder as "performance-based compensation" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or for any other purpose, provided that stockholder approval of any such subplan shall be obtained if and to the extent deemed necessary or advisable by the Board of Directors.

  Subject to the express provisions of the Plan, the Board of Directors shall have authority to (i) construe and interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, (iii) determine the individuals to whom, and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of each option, and (iv) make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

3. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN

  Subject to adjustment as provided in Section 14 hereof, the shares of stock to be offered under the Plan may be authorized but unissued shares of the Company's Common Stock, $.01 par value, or issued shares which have been reacquired. The aggregate amount of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 5,200,000 [4,800,000]
                                                       ---------
shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, or if any option exercise is settled in cash under Section 9, the unpurchased shares subject thereto shall again be available for the purposes of this Plan. If, in connection with any option granted hereunder, any shares of Common Stock are tendered to the Company in payment of the option price under Section 9 or are surrendered to or withheld by the Company in satisfaction of tax withholding obligations under Section 17 hereof, a number of shares equal to the number of shares tendered, surrendered, or withheld shall again be available for option grants under this Plan.

4. NON-QUALIFIED OPTIONS

  Options granted under the Plan shall not be incentive stock options for purposes of Section 422 of the Code.

5. ELIGIBILITY AND PARTICIPATION

  Officers and other key employees of the Company or of any parent or subsidiary of the Company, whether or not directors of the Company, shall be eligible to participate in the Plan. Directors who are not also employees are not eligible to participate in the Plan. An individual who has been granted an option may, if he is otherwise eligible, be granted additional options. Nothing in the Plan shall be deemed to give any employee any right to participate in this Plan or to receive an option hereunder.

6. OPTION PRICE

  The purchase price per share of Common Stock (the "option price") covered by each option shall be determined by the Committee, but shall not be less than the greater of the par value of the Common Stock or the fair market value of the Common Stock at the time such option is granted (except as provided in Section 8 with respect to options substituted for options to purchase stock of other issuers). The fair market value of the Common Stock on a specified date shall mean the closing price for a share of the Common Stock on the stock exchange, if any, on which the Common Stock is primarily traded, but if no shares of Common Stock were traded on such date, then on the last previous date on which a share was so traded, or, if shares of Common Stock are not primarily traded on a stock exchange, the average of the high and low sales prices at which one share of Common Stock is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if none of the above is applicable, the value of a share of Common Stock as established by the Board of Directors for such date using any reasonable method of valuation.

7. DURATION AND TIME OF EXERCISE OF OPTIONS

  Each option and all rights thereunder shall expire on such date as the Board of Directors may determine, but in no event later than ten (10) years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

  Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors shall determine, or may, if so determined by the Board of Directors, be exercisable either in whole or in part at any time prior to its expiration date. If the option is made exercisable in installments and the optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, then the optionee shall have the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the expiration date or sooner termination of such option. In addition to vesting based upon future service, the Board of Directors may condition the right to exercise options upon the achievement of performance objectives or other events.

  Except in the case of an Exempt Reorganization, in the event of:

    (a) a reorganization, merger or consolidation of the Company in which the Company is not the surviving or resulting corporation or pursuant to which the Common Stock would be converted into cash, securities or other property (other than a merger or other business combination involving the Company in which the holders of the Common Stock of the Company immediately prior to the merger have the same proportionate ownership of the Common Stock of the surviving corporation immediately after the merger),

    (b) the approval by the stockholders of the Company of any plan or proposal for the dissolution or liquidation of the Company, or

    (c) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the Company's consolidated assets, then all or any part of the remaining unexercised options granted to any person shall be exercisable in full, whether or not then exercisable, during a period commencing on a date fixed by the Board of Directors prior to the effective time of such reorganization, merger, consolidation, dissolution, liquidation, sale, lease, exchange or transfer and continuing to the time which is immediately prior to such effective time (and upon such effective time any unexercised options shall expire). For purposes of the preceding sentence:

      (1) "Exempt Reorganization" means a Reorganization in which either
    (x) the election or appointment of the individuals who immediately after the effective time of the Reorganization constitute the directors of the Continuing Corporation was approved by a vote of at least two-thirds of the individuals constituting the directors of the Company immediately prior to such effective time (each such individual in office immediately prior to the effective time, a "Prior Director") or
    (y) a majority of the directors of the Continuing Corporation immediately after such effective time were Prior Directors.

      (2) "Reorganization" means:

        (A) a reorganization, merger or consolidation of the Company in which the Company is not the surviving or resulting corporation or pursuant to which the Common Stock would be converted into securities or other property or

        (B) a reorganization of the Company into a holding company structure, including such a reorganization involving a business combination with another corporation or entity, or

        (C) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's consolidated assets or a dissolution or liquidation of the Company, in each case pursuant to which the holders of the Common Stock receive securities of another entity.

      (3) "Continuing Corporation" means the entity surviving a Reorganization.

      (4) "Prior Director" shall be deemed to include any individual proposed by Warburg, Pincus Capital Partners, L.P. ("Warburg") as a substitute for a Prior Director and elected a director of the Continuing Corporation.

  In addition, subject to the foregoing, all or any part of any remaining unexercised options may be exercised in full whether or not then exercisable, if (A) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than Warburg and its affiliates, shall become the beneficial owner (within the meaning of Rule 13d-3 under such Act) of 30% or more of the Company's Common Stock or (B) at any time Eligible Directors shall cease for any reason to constitute a majority of the entire Board of Directors of the Company. An "Eligible Director" shall mean (i) any individual who was a director at September 27, 1990 (a "1990 Director"), (ii) any individual proposed by Warburg and elected as a director in place of a 1990 Director, or
(iii) any director elected by, or nominated for election by the Company's stockholders by, the vote of at least two-thirds of the directors who at the time of such vote were Eligible Directors. For purposes of clause (B) of this paragraph the term "Committee" may not be substituted for the term "Board of Directors".

  The Board of Directors may, at any time, in its absolute discretion, accelerate the time at which an outstanding option can be exercised, in whole or in part.

8. REPLACEMENT AND SUBSTITUTE OPTIONS: RELOAD OPTIONS

  The Board of Directors may, in its absolute discretion, grant to optionees, in exchange for the surrender and cancellation of their outstanding options to purchase the Company's Common Stock, new options having option prices lower than the option price of the options so surrendered and cancelled and containing such other terms and conditions as the Board of Directors may deem appropriate, provided that such new options shall comply with all terms and conditions of the Plan. Options may be granted under the Plan in substitution for options to purchase stock of other issuers held by persons who become employees of the Company or any parent or subsidiary of the Company, in which case the option price per share may be adjusted downward from the minimum option price specified in Section 6 hereof to reflect the value, as determined by the Board of Directors, of any options surrendered or forfeited by such persons.

  The Board of Directors may grant "reload" options with respect to options granted hereunder (the "original options"). A "reload" option shall be an option, granted on the date of exercise of an original option, to purchase a number of shares which may be equal to the number of shares surrendered to pay the exercise price of the original option, the number of shares surrendered or withheld to pay tax withholding relating to the exercise of the original option, or such other number of shares not to exceed the total number of shares with respect to which the original option is exercised. The expiration date of a "reload" option shall be the same as that of the original option, unless otherwise determined by the Board of Directors. "Reload" options may be authorized with respect to options that are themselves granted as "reload" options. The terms of "reload" options shall meet all requirements applicable to options granted under the Plan, including the requirements of Section 6. In connection with the grant of a reload option, the Board of Directors may require that a specified number of shares acquired upon exercise of the original option or prior "reload" option shall be non-transferable for a period of time that the Board of Directors may specify.

9. EXERCISE OF OPTIONS

  Options shall be exercised by the delivery of written notice to the officer of the Company designated by the Board of Directors setting forth the number of shares with respect to which the option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed.

  The option price of an option granted hereunder shall be paid in full at the time of exercise (i) in cash by United States currency, certified check or money order, (ii) by tendering to the Company shares of Stock having a fair market value on the date of exercise equal to the option price, (iii) by a full recourse promissory note for a term of up to two years for the lesser of up to 90% of the option price or that portion of the option price which exceeds par value of the shares at an interest rate equal to or greater than the applicable Federal rate determined under Section 1274(d) of the Code, or
(iv) a combination of cash, Stock valued at fair market value and such promissory note. As promptly as practicable after receipt of such written notification of the exercise of an option and payment, the Company shall make delivery to the optionee or as instructed by the optionee of certificates for the number of transferable shares with respect to which such option has been so exercised, issued in the optionee's name or as otherwise instructed by the optionee.

  The Board of Directors may, in its discretion, in lieu of delivery of any shares upon option exercise, make a cash payment in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the option price per share multiplied by the number of shares for which the option is being exercised for which the Board of Directors has determined to pay cash.

10. NON-TRANSFERABILITY OF OPTIONS

  The Board may determine in connection with any grant of an option or other right which may constitute a derivative security granted under the Plan whether such option or right shall, by its terms, be nontransferable by the optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and whether such option or right shall be exercisable during the optionee's lifetime only by the optionee, regardless of any community property interest therein of the spouse of the optionee, or such spouse's successors in interest.

11. NON-COMPETITION AGREEMENT; CONTINUANCE OF EMPLOYMENT

  Each person to whom an option is granted under the Plan, who has not already done so at the time of such grant, must agree in writing as a condition to the granting of the option not to enter into a business in direct competition with the Company for one year after the termination of his employment with the Company. Nothing contained in the Plan or in any option granted under the Plan shall confer upon any optionee any right with respect to the continuation of employment by the Company or any parent or subsidiary of the Company, or interfere in any way with the right of the Company or of any parent or subsidiary of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the optionee from the rate in existence at the time of the granting of an option.

12. TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH OF OPTIONEE

  Except as may be otherwise expressly provided herein, options shall terminate, unless exercised, three (3) months after the date of the severance of the employment relationship between the optionee and the Company, or a parent or subsidiary of the Company; provided however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of the notice of termination if the optionee is terminated for deliberate, willful or gross misconduct as determined by the Company. Absence on leave approved by the Board of Directors shall not be considered the severance of employment.

  If, before the date of expiration of the option, the optionee shall retire from the employ of the Company, or a parent or subsidiary of the Company, for reasons of age pursuant to a defined benefit or defined contribution plan of the Company, or a parent or subsidiary of the Company, or for reasons of disability as defined in Section 105(d)(4) of the Code, the option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement provided that in the event of retirement due to disability all options then held by the optionee shall become immediately exercisable. If the retired optionee shall die before the termination of the option, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time within the earlier of the date of expiration of the option or the one-year period beginning on the date of the optionee's death, to exercise the option to the same extent as said retired optionee.

  In the event of the death of the holder of an option while in the employ of the Company, or a parent or subsidiary of the Company, and before the date of expiration of such option, such option shall become immediately exercisable. Such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option.

13. PRIVILEGE OF STOCK OWNERSHIP

  No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until such option shall have been validly exercised and the option price paid. The Company shall have no obligation to issue or deliver shares upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

14. ADJUSTMENTS

  If the outstanding shares of Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

  In addition, in the event the Company declares and pays an extraordinary cash dividend or distribution, repurchases a significant portion of its stock or engages in any other action having an effect similar to a recapitalization, the Board of Directors or Committee may make such substitutions or adjustments as it may determine to be appropriate in its sole discretion to preserve the economic value of the options granted under the Plan.

  Adjustments under this Section shall be made by the Board of Directors or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan for any such adjustment.

15. WRITTEN AGREEMENT

  Each option granted hereunder shall be embodied in a written Option Agreement which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee and by an officer of the Company for and on behalf of the Company. An Option Agreement shall contain such other provisions as the Board of Directors in its discretion shall deem advisable so long as the same are not contrary or inconsistent with the terms and provisions of the Plan.

16. AMENDMENT AND TERMINATION OF PLAN

  The Board of Directors of the Company may at any time amend, suspend or terminate the Plan, subject to applicable law. For the purposes of this Section, the term "Committee" may not be substituted for the term "Board of Directors."

  No amendment, suspension or termination of the Plan shall, without the consent of the optionee, materially impair any rights of such optionee under any outstanding Option Agreement.

17. WITHHOLDING

  Any person exercising an option shall be required to pay in cash to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required by law to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of shares of Common Stock then owned by the optionee, or the withholding of shares of Common Stock otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. The value of such shares withheld or delivered shall be equal to the fair market value of such shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from the Company, all or part of the amount required to be withheld.

18. EFFECTIVE DATE OF PLAN

  This Plan shall become effective on January 14, 1988, subject to its approval by the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company and the

Company's Series A Convertible Preferred Stock, voting together and without regard to classes, present in person or by proxy and entitled to vote at the 1988 Annual Meeting of Shareholders. No option shall be granted pursuant to the Plan after January 31, 2008 [1998].
                           ----

19. CONSTRUCTION

  The Plan and options granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such Federal laws as may be applicable.

  It is the intent of the Company that the Plan shall comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act, so that any grant of options to or other transaction by an optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall not result in short-swing profits liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such optionee to be a non-exempt transaction). Accordingly, if any provision of this Plan or any agreement relating to an option does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that such an optionee would be subject to Section 16(b) liability, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and the optionee shall be deemed to have consented to such construction or amendment.

                           1993 STOCK OPTION SUBPLAN

1. PURPOSE OF SUBPLAN

  This 1993 Stock Option Subplan (the "Subplan") is implemented under the 1988 Non-Qualified Stock Option Plan (the "Plan") of ADVO, Inc. (the "Company") in order to promote the purposes of the Plan while ensuring that, with respect to options granted hereunder to persons who constitute "covered employees" within the meaning of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will be entitled to fully deduct for tax purposes any remuneration to such covered employees arising under the Plan. Capitalized terms used in the Subplan but not defined herein shall have the same meanings as defined in the Plan.

2. ADMINISTRATION

  The Subplan shall be administered by the Committee or, if the Committee should at any time not consist solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code, by a subcommittee of the Committee consisting of all members of the Committee who are such "outside directors;" provided, however, that, if such subcommittee would not have at least two members, the Board of Directors shall designate additional directors who are both such "outside directors" and Non-Employee Director within the meaning of Rule 16b-3 under the Exchange Act (as then applicable to the Subplan) to serve on such subcommittee, so that the subcommittee has at least two members. References in the Plan and the Subplan to the "Committee" shall be deemed to mean such subcommittee, operating pursuant to delegated authority, at any time it is administering the Subplan. The Committee shall have all authority under the Subplan as it has under the Plan, except that terms of options granted hereunder may not be inconsistent, with the express terms set forth in the Subplan. Any reference to the Board of Directors in a Plan provision applicable to the Subplan shall mean the Committee.

3. STOCK SUBJECT TO SUBPLAN; LIMITATIONS ON INDIVIDUAL GRANTS

  Subject to adjustment as provided in Section 14 of the Plan, the total number of shares of the Company's common stock, $.01 par value (the "Stock"), that may be delivered upon exercise of all options granted under the Subplan shall be 5,200,000 [4,800,000]. The shares of Stock reserved and available for
         ---------
issuance hereunder represent an allocation of the shares reserved and available for issuance under the Plan. Accordingly, no option may be granted hereunder if sufficient shares for such grants are not then available under both the Subplan and the Plan, and grants of options may be made under the Plan even though the effecting of such grants will be to reduce the number of shares remaining available for issuance hereunder. Likewise, shares issued hereunder shall be counted against the number of shares reserved and available under the Plan. Shares subject to an option that is forfeited or otherwise terminated without a distribution of shares will again be available for grants of options under the Subplan and the Plan (to the extent specified in the Plan). Except as modified by this Section 3, the provisions of Section 3 of the Plan shall apply equally to the Subplan.

  Subject to adjustment as described below, the total number of shares of Stock that may be subject to options that any one person may receive under the Subplan shall not exceed 750,000 during any calendar year under the Subplan. The number of shares set forth in the preceding sentence shall be adjusted proportionately with any adjustment (made in accordance with Section 14 of the Plan) to the number of shares reserved and available for issuance under the Plan.

4. ELIGIBILITY

  Any person eligible to be granted an option under the Plan will likewise be eligible for option grants under the Subplan.

5. SPECIFIC TERMS OF OPTION GRANTS

  (a) Option Grants. The Committee is authorized to grant non-qualified stock options to persons eligible to participate hereunder ("Optionees"), including grants of "reload" options to the extent specified in Section 8 of the Plan, on the terms and conditions set forth in this Section 5.

  (b) Option Price. The option price per share of Stock purchasable under an option granted hereunder shall be the greatest of (i) 100% of the fair market value of a share on the date of grant of such option, determined by the Committee in accordance with Section 6 of the Plan, (ii) 100% of the "fair market value" of Stock determined in such manner as is necessary to qualify the option as "performance-based compensation" under Section 162(m)(4)(C) of the Code, or (iii) par value of the Stock.

  (c) Term. Options granted hereunder shall expire no later than ten years
                                                   -------------
after the date of grant by the Committee, unless earlier terminated under
Section 5(e) below; provided, however, that, unless otherwise determined by the Committee, any option granted as a "reload" option hereunder shall expire not later than the expiration date of the original option, the exercise of which results in the grant of such "reload" option or options.

  (d) Payment of the Option Price; Exercise Procedures. The option price of an option granted hereunder shall be paid in full at the time of exercise (i) in cash by United States currency, certified check or money order, (ii) by tendering to the Company shares of Stock having a fair market value on the date of exercise equal to the option price, (iii) by a full recourse promissory note for a term of up to two years for the lesser of up to 90% of the option price or that portion of the option price which exceeds par value of the shares at an interest rate equal to or greater than the applicable Federal rate under Section 1274(d) of the Code, or (iv) a combination of cash, Stock valued at fair market value, and such promissory note. Options granted hereunder shall be exercised by the delivery of written notice to the officer of the Company designated under
Section 9 of the Plan, setting forth the number of shares with respect to which the option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of such written notification of the exercise of an option and payment, the Company shall make delivery to the Optionee or as instructed by the Optionee of certificates for the number of transferable shares with respect to which such option has been so exercised, issued in the Optionee's name or as otherwise instructed by the Optionee.

  (e) Vesting and Termination of Employment. Any option (except options
                                                         --------------
granted pursuant to Section 8 of the Plan) granted hereunder shall be
-----------------------------------------
exercisable only as follows (in addition to any condition on exercisability imposed under Section 5(f) hereof):

    (i) on or after the first anniversary of the date of grant, the option may be exercised for up to one-fourth ( 1/4) of the shares subject thereto;

    (ii) on or after the second anniversary of the date of grant, the option may be exercised for up to one-half ( 1/2) of the shares subject thereto, reduced by the amount of any shares with respect to which the option has previously been exercised;

    (iii) on or after the third anniversary of the date of grant, the option may be exercised for up to three-fourths ( 3/4) of the shares subject thereto, reduced by the amount of any shares with respect to which the option has previously been exercised; and

    (iv) on or after the fourth anniversary of the date of grant, the option may be exercised for all shares subject thereto with respect to which the option has not previously been exercised; provided, however, that options shall be subject to all other terms and conditions, including without limitation terms providing for accelerated exercisability, set forth in the third and fourth Paragraphs of Section 7 of the Plan, but shall not be subject to the discretionary acceleration of exercisability under the fifth paragraph of Section 7 of the Plan; and provided further, that options may be exercised only for whole shares. In the event the employment relationship between the Optionee and the company, or a parent or subsidiary of the Company, is severed, options granted hereunder shall be exercisable only for such periods, and only to the extent, provided under
  Section 12 of the Plan. At any time options granted hereunder cease to be exercisable by operation of the provisions of Section 12 of the Plan, such options shall terminate.

  (f) Performance Conditions on Vesting. One-half of the options granted to any Optionee during the 1994 calendar year shall, in addition to any vesting requirements imposed under Section 5(e) hereof, not become exercisable until the following performance condition has been satisfied: During any period of 180 consecutive trading days on which actual trades in the Stock are reported on the composite tape for the New York Stock Exchange-listed securities, the closing price of Stock on any 90 of such trading days equals or exceeds an amount determined by the Committee with respect to such grant. Options subject to the foregoing performance condition shall be subject to accelerated exercisability in accordance with the terms of the third or fourth paragraph of Section 7 of the Plan. The performance conditions contained herein may be revised periodically by the Committee.

  (g) Non-Transferability. The Committee may determine in connection with any grant of an option or other right which may constitute a derivative security granted under the Subplan whether such option or right shall, by its terms, be non-transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and whether such option or right shall be exercisable during the Optionee's lifetime only by the Optionee, regardless of any community property interest therein of the spouse of the Optionee, or such spouse's successors in interest.

6. APPLICABLE PLAN PROVISIONS

  The provisions of Sections 11 (including the requirement that the agreement evidencing options contain a non-competition covenant), 13, 14, 15, 17, and 19 of the Plan shall apply equally to the Subplan.

7. EFFECTIVE DATE, TERMINATION, AND AMENDMENT OF SUBPLAN

  This Subplan shall become effective on January 20, 1994; provided, however, that the Subplan shall be approved by the vote of stockholders of the Company sufficient to meet the applicable requirements of Section 162(m)(4)(C)(ii) of the Code, the rules of the New York Stock Exchange, and any other applicable law, regulation, or contractual provision imposing a stockholder approval requirement; and provided further that such approval shall be obtained in such manner as will satisfy such requirements (including a separate vote if required to meet the requirements of Section 162(m)(4)(C)(ii)). The Subplan shall terminate at such time as no shares remain available for issuance pursuant to Section 3 and the Company has no further obligation with respect to any previously granted option; provided, however, that no options may be granted hereunder at any time after the Plan has been terminated. The Board of Directors of the Company may at any time amend, suspend, or terminate the Subplan; provided, however, that any such amendment shall be approved by vote of stockholders of the Company if and to the extent required to meet the requirements of any applicable law, regulation, or contractual provision, including without limitation those specified in the first sentence of this
Section 7.

8. STATUS OF OPTIONS AS "PERFORMANCE-BASED COMPENSATION"; SAVINGS PROVISION

  It is the intention of the Company that options granted under the Subplan constitute "performance-based compensation" under Section 162(m)(4)(C) of the Code, so that the Company will be allowed a full deduction for any remuneration relating to such option without restriction under Section 162(m) of the Code. Accordingly, any term, condition, or provision of the Subplan, the Plan, or any agreement relating to an option granted hereunder that would cause the Company, by operation of Section 162(m) of the Code, to not be able to fully deduct remuneration relating to an option granted hereunder shall be inapplicable to such option or shall be deemed modified and amended to the extent necessary to preserve such full deductibility under Section 162(m). To the extent that any provision of the Subplan, whether or not rendered inapplicable or modified by operation of this Section 8, is inconsistent with the express grant of rights or other provisions of the Plan, the Plan shall be deemed amended insofar as such provisions would otherwise apply to the Subplan and options awarded hereunder. As a condition to his or her receipt of options hereunder, each Optionee shall be deemed to have consented to any modification or amendment resulting from this Section 8 and shall be deemed to have waived any rights under the Plan that may be inconsistent with the provisions of Subplan.

PROXY                             ADVO, INC.                               PROXY

        ONE UNIVAC LANE, P.O. BOX 755, WINDSOR, CONNECTICUT 06095-0755

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David M. Stigler and Robert S. Hirst, and each of them, with full power of substitution, the proxies of the undersigned to vote all the shares of the Common Stock of ADVO, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on January 22, 1998 at the Sheraton Hotel at Bradley International Airport, Windsor Locks, CT, commencing at 10.30 a.m. (EST) or any adjournment thereof.

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR" PROPOSALS 2, 3 AND 4.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

                 (PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE)

                            .FOLD AND DETACH HERE.

The Board of Directors recommends that you vote          PLEASE MARK YOUR CHOICE LIKE            I Plan to      ------
"FOR" Items 1, 2, 3 and 4.                                THIS X IN BLUE OR BLACK INK            attend the
                                                                                                   meeting      ------


1. Election of Directors:
                                        Nominees for election by holders of Common Stock:    2. Approval of an Amendment to the
     FOR all nominees      WITHHOLD     Bruce Crawford, David Dyer, Jack W. Fritz, Robert       1986 Employee Restricted Stock Plan,
     listed to the right   AUTHORITY    Kamerschen, Gary M. Mulloy, Howard H. Newman,           as Amended, as described in the
     (except as marked    to vote for   John R. Rockwell, John L. Vogelstein.                   Proxy Statement.
     to the contrary)    all nominees
                         listed to the  INSTRUCTION: To withhold your vote for any
                         right          nominee(s), write that nominee's name on the line
                                        below.
                                                                                                   FOR        AGAINST      ABSTAIN
       ------             ------                                                                 ------       ------        ------

       ------             ------        ____________________________________________________     ------       ------        ------

3. Approval of an Amendment of the      4. Ratification of the appointment of Ernst & Young    PLEASE MARK, SIGN, DATE AND RETURN
   1988 Non-Qualified Stock Option         LLP as the Company's Independent Auditors           THE PROXY CARD PROMPTLY USING THE
   Plan and 1993 Stock Option Subplan      for fiscal 1998.                                    ENCLOSED ENVELOPE.
   as Amended, as described in the
   Proxy Statement.

        FOR     AGAINST   ABSTAIN                FOR        AGAINST      ABSTAIN
      ------    ------     ------              ------       ------        ------

      ------    ------     ------              ------       ------        ------



Signature__________________________________________Signature__________________________________________________Date_________________

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                --------------------------------------------------
                            .FOLD AND DETACH HERE.